EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., and its indirect subsidiary, Navistar Financial Corporation are incorporated herein by reference.

10.1
Pooling and Servicing Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Depositor, and Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity. Filed as Exhibit 10.6 to Current Report on Form 8-K dated and filed on November 7, 2011. Commission File No. 001-09618.

10.2
Amendment No. 1 to the Pooling and Servicing Agreement, dated as of February 13, 2013, among Navistar Financial Securities Corporation, as depositor, Navistar Financial Corporation, as servicer, and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on February 15, 2013. Commission File No. 001-09618.

10.3
Amendment No. 2 to the Pooling and Servicing Agreement, dated as of November 13, 2014, among Navistar Financial Securities Corporation, as depositor, Navistar Financial Corporation, as servicer, and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on November 14, 2014. Commission File No. 001-09618.

10.4
Note Purchase Agreement, dated as of August 29, 2012, among Navistar Financial Services Corporation, Navistar Financial Corporation, Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, Credit Suisse AG, New York Branch, as a Managing Agent, Credit Suisse AG, Cayman Islands Branch as a Committed Purchaser, and Alpine Securitization Corp., as a Conduit Purchaser. Filed as Exhibit 10.2 to Current Report 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

10.5
Amendment No. 1 to the Note Purchase Agreement, dated as of March 18, 2013, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated and filed on March 20, 2013. Commission File No. 001-09618.

10.6
Amendment No. 2 to the Note Purchase Agreement, dated as of September 13, 2013, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.2 to the Current Report on Form 8-K dated and filed on September 13, 2013. Commission File No. 001-09618.

10.7
Amendment No. 3 to the Note Purchase Agreement, dated as of March 12, 2014, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to Current Report on Form 8-K dated March 12, 2014 and filed on March 14, 2014. Commission File No. 001-09618.

10.8
Amendment No. 4 to the Note Purchase Agreement, dated as of January 26, 2015, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, Deutsche Bank AG, New York Branch, as a managing agent and as a committed purchaser and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.2 to the Current Report on Form 8-K dated and filed on January 27, 2015. Commission File No. 001-09618.

10.9
Amendment No. 5 to the Note Purchase Agreement, dated as of October 30, 2015, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, Deutsche Bank AG, New York Branch, as a managing agent and as a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on November 4, 2015. Commission File No. 001-09618.

10.10
Amendment No. 6 to the Note Purchase Agreement, dated as of February 24, 2016, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to Current Report on Form 8-K dated February 24, 2016 and filed on February 29, 2016. Commission File No. 001-09618.

10.11
Amendment No. 7 to the Note Purchase Agreement, dated as of May 27, 2016, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to Current Report on Form 8-K dated May 27, 2016 and filed on June 2, 2016. Commission File No. 001-09618.

10.12
Amendment No. 8 to the Note Purchase Agreement, dated as of November 18, 2016, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on November 18, 2017. Commission File No. 001-09618.

10.13
Amendment No. 9 to the Note Purchase Agreement, dated as of May 31, 2017, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Ltd., as a conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to Form 8-K dated May 31, 2017 and filed on June 1, 2017. Commission File No. 001-09618.

10.14
Trust Agreement, dated November 2, 2011, between Navistar Financial Securities Corporation, as Depositor, and Deutsche Bank Trust Company Delaware, as Owner Trustee. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on November 7, 2011. Commission File No. 001-09618.

10.15
Indenture, dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on November 7, 2011. Commission File No. 001-09618.

10.16
Amendment No. 1 to Indenture, dated as of February 13, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on February 15, 2013. Commission File No. 001-09618.

10.17
Series 2012-VFN Indenture Supplement, dated as of August 29, 2012, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and The Bank of New York Mellon, as indenture trustee. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

10.18
Amendment No. 1 to Series 2012-VFN Indenture Supplement, dated as of September 13, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated and filed on September 13, 2013. Commission File No. 001-09618.

10.19
Amendment No. 2 to Series 2012-VFN Indenture Supplement, dated as of January 26, 2015, between Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on January 27, 2015. Commission File No. 001-09618.

10.21
Series 2015-1 Indenture Supplement to the Indenture, dated as of July 24, 2015, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.1 to Current Report on Form 8-K dated July 28, 2015 and filed on July 29, 2015. Commission File No. 001-09618.

10.21
Series 2016-1 Indenture Supplement to the Indenture, dated as of October 5, 2016, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.1 to Current Report on Form 8-K dated September 30, 2016 and filed on October 6, 2016. Commission File No. 001-09618.

10.22*
Series 2017-1 Indenture Supplement to the Indenture, dated as of June 28, 2017, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.1 to Form 8-K dated June 28, 2017 and filed on June 29, 2017. Commission File No. 001-09618.

10.23*
Form of Indemnification Agreement which is executed with all non-employee directors dated December 11, 2007. Filed as Exhibit 10.93 to Annual Report on Form 10-K for the period ended October 31, 2007, which was dated and filed May 29, 2008. Commission File No. 001-09618.

10.24*
Form of Revised Amended and Restated Executive Severance Agreement with all executive officers other than the CEO dated January 1, 2014. Filed as Exhibit 10.91 to Quarterly Report on Form 10-Q dated and filed on September 3, 2014. Commission File No. 001-09618.

10.25*	Form of First Amendment to Executive Severance Agreement. Filed as Exhibit 10.93 to Form 8-K dated December 8, 2015 and filed on December 11, 2015. Commission File No. 001-09618.

10.26
Third Amended and Restated Credit Agreement, dated as of May 27, 2016, by and among Navistar Financial Corporation and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and Bank of America, N.A., as syndication agent. Filed as Exhibit 10.2 to Current Report on Form 8-K dated May 27, 2016 and filed on June 2, 2016. Commission File No. 001-09618.

10.27
Amendment No. 1, dated as of September 18, 2017, by and among Navistar Financial Corporation and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad Regulada, a Mexican corporation, as borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on September 19, 2017. Commission File No. 001-09618.

10.28
Fourth Amended and Restated Parents’ Side Agreement, dated as of May 27, 2016, by Navistar International Corporation and Navistar, Inc. for the benefit of the lenders from time to time party to the Third Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Current Report on Form 8-K dated May 27, 2016 and filed on June 2, 2016. Commission File No. 001-09618.

10.29
Fourth Amended and Restated Parent Guarantee, dated as of May 27, 2016, by Navistar International Corporation in favor of the Administrative Agent for the lenders party to the Third Amended and Restated Credit Agreement. Filed as Exhibit 10.3 to Current Report on Form 8-K dated May 27, 2016 and filed on June 2, 2016. Commission File No. 001-09618.

10.30
Second Amended and Restated Security, Pledge and Trust Agreement, dated as of May 27, 2016, by and between Navistar Financial Corporation and Deutsche Bank Trust Company Americas, individually and as trustee for the holders of the secured obligations under the Third Amended and Restated Credit Agreement. Filed as Exhibit 10.5 to Current Report on Form 8-K dated May 27, 2016 and filed on June 2, 2016. Commission File No. 001-09618.

10.31
Amended and Restated Intercreditor Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.5 to Current Report on Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.32
Loan Agreement for the IFA Bonds dated as of October 1, 2010 between Navistar International Corporation and the Illinois Finance Authority (“IFA”) (including as an exhibit thereto, a copy of the Indenture relating to the IFA Bonds dated October 1, 2010 between the IFA and Citibank, N.A., as the Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture. Filed as Exhibit 10.1(a) to Current Report on Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.33
First Amendment to Loan Agreement, dated November 6, 2017, between Navistar International Corporation and the Illinois Finance Authority. Filed as Exhibit 10.4 to Current Report on Form 8-K dated and filed on November 8, 2017. Commission File No. 001-9618.

10.34
Loan Agreement for the Cook County Bonds dated as of October 1, 2010 by and between Navistar International Corporation and The County of Cook, Illinois (including as an exhibit thereto a copy of the Indenture relating to the Cook County Bonds dated October 1, 2010 by and between The County of Cook, Illinois and Citibank, N.A., as the Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture). Filed as Exhibit 10.1(b) to Current Report on Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.35
First Amendment to Loan Agreement, dated November 6, 2017, between Navistar International Corporation and The County of Cook, Illinois. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on November 8, 2017. Commission File No. 001-9618.

10.36
Bond Guarantee in respect of the IFA Bonds dated as of October 1, 2010 from Navistar, Inc. to Citibank, N.A., as the Trustee. Filed as Exhibit 10.2(a) to Current Report on Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.37
Bond Guarantee in respect of the Cook County Bonds dated as of October 1, 2010 from Navistar, Inc. to Citibank, N.A., as the Trustee. Filed as Exhibit 10.2(b) to Current Report on Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.38
Amended and Restated ABL Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, the Lenders Party hereto, Bank of America, N.A., as Administrative Agent, J.P. Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Syndication Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Joint Book Managers, and Credit Suisse Securities (USA) LLC, as Joint Book Manager. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on August 23, 2012. Commission File No. 001-09618.

10.39
Amendment No. 1 to the Amended and Restated ABL Credit Agreement and the Amended and Restated Security Agreement, dated April 2, 2013, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent. Filed as Exhibit 10.2 to the Current Report on Form 8-K dated and filed on April 8, 2013. Commission File No. 001-09618.

10.40
Amendment No. 2 to the Amended and Restated ABL Credit Agreement and the Amended and Restated Security Agreement, dated July 3, 2014, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent. Filed as Exhibit 10.1 to Current Report on Form 8-K dated July 3, 2014 and filed on July 23, 2014. Commission File No. 001-09618.

10.41
Amendment No. 3 to the Amended and Restated ABL Credit Agreement, dated July 15, 2015, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on July 20, 2015. Commission File No. 001-09618.

10.42
Amendment No. 4 to the Amended and Restated ABL Credit Agreement, dated September 30, 2016, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent. Filed as Exhibit 10.2 to Current Report on Form 8-K dated September 30, 2016 and filed on October 6, 2016. Commission File No. 001-09618.

10.43
Amendment No. 5 to the Amended and Restated ABL Credit Agreement, dated as of January 25, 2017, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on January 25, 2017. Commission File No. 001-09618.

10.44
Second Amended and Restated ABL Credit Agreement, among Navistar, Inc., as Borrower, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as Syndication Agents. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on August 7, 2017. Commission File No. 001-09618.

10.45*
Indemnification Agreement, dated August 26, 2012, between the Company and Lewis B. Campbell. Filed as Exhibit 10.4 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

10.46
Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

10.47
Amendment No. 1, dated as of July 14, 2013, to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.1 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

10.48
Amendment No 2 to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc., as amended on July 14, 2013. Filed as Exhibit 10.6 to Current Report on Form 8-K dated and filed on September 6, 2016. Commission File No. 001-09618.

10.49
Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

10.50
Amendment No. 1, dated as of July 14, 2013, to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP. Filed as Exhibit 10.2 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

10.51
Amendment No. 2 to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP, as amended on July 14, 2013. Filed as Exhibit 10.6 to Current Report on Form 8-K dated and filed on September 6, 2016. Commission File No. 001-09618.

10.52
Agreement, dated as of July 14, 2013, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.3 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

10.53
Agreement, dated as of July 14, 2013, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP. Filed as Exhibit 10.4 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

10.54
Registration Rights Agreement, effective as of October 5, 2012, by and among the Company and the holders signatory thereto. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

10.55
Amendment No. 1 to Registration Rights Agreement, dated as of September 21, 2016, by and among the Company and the holders signatory thereto. Filed as Exhibit 10.1 to Current Report on Form 8-K dated September 21, 2016 and filed on September 22, 2016. Commission File No. 001-9618.

10.56*	Navistar International Corporation 2013 Performance Incentive Plan. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on February 19, 2013. Commission File No. 001-09618.

10.57*
Navistar International Corporation Amended and Restated 2013 Performance Incentive Plan as of February 11, 2015 (marked to indicate all changes from the version effective as of February 19, 2013). Filed as Exhibit 10.87 to Quarterly Report on Form 10-Q dated and filed on June 4, 2015. Commission File No. 001-09618.

10.58*	Form of Stock Option Grant Notice and Award Agreement. Filed as Exhibit 10.61 to Annual Report on Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

10.59*	Form of Restricted Stock Grant Notice and Award Agreement. Filed as Exhibit 10.62 to Annual Report on Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

10.60*	Form of Deferred Share Unit Award Agreement. Filed as Exhibit 10.63 to Annual Report on Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

10.61*	Form of Share Settled Restricted Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.64 to Annual Report on Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

10.62*	Form of Premium Share Unit Award Agreement. Filed as Exhibit 10.65 to Annual Report on Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

10.63*	Form of Cash Settled Restricted Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.67 to Annual Report on Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

10.64*
Form of Cash or Stock Settled Restricted Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.87 to Quarterly Report on Form 10-Q dated and filed on March 8, 2016. Commission File No. 001-09618.

10.65*
Form of Share Settled Restricted Stock Unit Grant Notice and Award Agreement with Non-Competition Provision. Filed as Exhibit 10.84 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

10.66*	Form of Performance-Based Stock Unit Grant and Award Agreement. Filed as Exhibit 10.84 to Annual Report on Form 10-K dated and filed on December 17, 2015. Commission File No. 001-09618.

10.67*	Form of Performance Stock Option Grant and Award Agreement. Filed as Exhibit 10.85 to Annual Report on Form 10-K dated and filed on December 17, 2015. Commission File No. 001-09618.

10.68*	Form of Performance-Based Restricted Cash Unit Award Notice and Agreement. Filed as Exhibit 10.88 to Quarterly Report on Form 10-Q dated and filed on March 8, 2016. Commission File No. 001-09618.

10.69*
Amended and Restated Employment and Services Agreement, dated April 22, 2016, among Navistar International Corporation, Navistar, Inc. and Troy A. Clarke. Filed as Exhibit 10.1 to Current Report on Form 8-K dated April 19, 2016 and filed on April 22, 2016. Commission File No. 001-09618.

10.70*
Amended and Restated Executive Stock Ownership Program effective November 1, 2013. Filed as Exhibit 10.84 to Annual Report on Form 10-K dated and filed on December 20, 2013. Commission File No. 001-09618.

10.71*
Navistar, Inc. Managerial Retirement Objective Plan, as amended and restated effective June 1, 2016. Filed as Exhibit 10.96 to Quarterly Report on Form 10-Q dated and filed on September 8, 2016. Commission File No. 001-0961.

10.72*
Navistar, Inc. Supplemental Executive Retirement Plan, as amended and restated effective June 1, 2016. Filed as Exhibit 10.97 to Quarterly Report on Form 10-Q dated and filed on September 8, 2016. Commission File No. 001-09618.

10.73*
First Amendment, effective January 1, 2017, to the Navistar, Inc. Supplemental Executive Retirement Plan, as amended and restated effective June 1, 2016. Filed as Exhibit 10.89 to Quarterly Report on Form 10-Q dated and filed on September 6, 2017. Commission File No. 001-09618.

10.74*
Navistar, Inc. Supplemental Retirement Accumulation Plan, as amended and restated effective June 1, 2016. Filed as Exhibit 10.98 to Quarterly Report on Form 10-Q dated and filed on September 8, 2016. Commission File No. 001-09618.

10.75*
First Amendment, effective January 1, 2017 to the Navistar, Inc. Managerial Retirement Objective Plan, as amended and restated effective June 1, 2016. Filed as Exhibit 10.90 to Quarterly Report on Form 10-Q dated and filed on September 6, 2017. Commission File No. 001-09618.

10.76*
Navistar Non-Employee Directors' Deferred Fee Plan amended and restated as of February 11, 2015 (marked to indicate all changes from the version effective as of November 1, 2013). Filed as Exhibit 10.88 to Quarterly Report on Form 10-Q dated and filed on June 4, 2015. Commission File No. 001-09618.

10.77
Purchase Agreement, dated as of October 7, 2013, by and between Navistar International Corporation and J.P. Morgan Securities LLC, as representative of the initial purchasers listed on Schedule 1 thereto. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on October 11, 2013. Commission File No. 001-09618.

10.78
Purchase Agreement, dated as of March 18, 2014, by and between Navistar International Corporation and J.P. Morgan Securities LLC, as representative of the initial purchasers listed on Schedule 1 thereto. Filed as Exhibit 10.1 to Current Report on Form 8-K dated March 18, 2014 and filed on March 24, 2014. Commission File No. 001-09618.

10.79
Purchase Agreement, dated as of November 2, 2017, among Navistar International Corporation, Navistar, Inc. and J.P. Morgan Securities LLC, as representative of the initial purchasers listed on Schedule 1 thereto. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on November 8, 2017. Commission File No. 001-9618.

10.80
Side Agreement, dated as of June 23, 2014, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.1 to Current Report on Form 8-K dated June 23, 2014 and filed on June 24, 2014. Commission File No. 001-09618.

10.81
Side Agreement, dated as of June 23, 2014, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP. Filed as Exhibit 10.2 to Current Report on Form 8-K dated June 23, 2014 and filed on June 24, 2014. Commission File No. 001-09618.

10.82
Term Loan Amendment, dated August 7, 2015, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders Party hereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on August 11, 2015. Commission File No. 001-09618.

10.83
Amendment No. 1 to the Credit Agreement, dated February 7, 2017, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. Filed as Exhibit 10.1 to Form 8-K dated February 8, 2017 and filed on February 8, 2017. Commission File No. 001-09618.

10.84
Senior Secured Term Loan Facility Credit Agreement, dated as of November 6, 2017, among Navistar International Corporation, Navistar Inc. and J.P. Morgan Chase Bank, N.A. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on November 8, 2017. Commission File No. 001-9618.

10.85
Stock Purchase Agreement, dated as of September 5, 2016, by and among Navistar International Corporation and Volkswagen Truck & Bus GmbH. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on September 6, 2016. Commission File No. 001-09618.

10.86
Stockholder Agreement, dated as of September 5, 2016, by and among Navistar International Corporation and Volkswagen Truck & Bus GmbH. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on September 6, 2016. Commission File No. 001-09618.

10.87
DGCL 203 Agreement, dated as of September 5, 2016, by and among Navistar International Corporation and Volkswagen Truck & Bus GmbH. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on September 6, 2016. Commission File No. 001-09618.

10.88
Framework Agreement Concerning Technology Licensing and Supply, dated as of September 5, 2016, between Navistar, Inc. and Volkswagen Truck & Bus GmbH. Filed as Exhibit 10.4 to Current Report on Form 8-K/A dated and filed on September 12, 2016. Commission File No. 001-9618.

10.89
Procurement JV Framework Agreement, dated as of September 5, 2016, by and between Navistar Inc. and Volkswagen Truck & Bus GmbH. Filed as Exhibit 10.5 to Current Report on Form 8-K/A dated and filed on September 12, 2016. Commission File No. 001-9618.

* Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.